UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 4

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2023

Date of reporting period:	8/31/2023

Item 1 – Reports to Stockholders

PGIM MUNI HIGH INCOME FUND

ANNUAL REPORT

AUGUST 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder: We hope you find the annual report for the PGIM Muni High Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued to hire, consumers continued to spend, home prices rose, and recession fears receded.

Stocks fell early in the period, bottomed in October, and then began a rally that eventually ended a bear market. Despite a banking industry crisis in March, stocks have continued to rise globally throughout 2023 as inflation cooled and the Federal Reserve slowed the pace of its rate hikes. Equities in both US and international markets posted gains during the period.

Bond market returns were mixed during the period as rising interest rates lifted yields to their highest level in two decades. US and global investment-grade bonds fell, while US high yield corporate bonds and emerging-market debt rose.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Muni High Income Fund

October 16, 2023

PGIM Muni High Income Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/23
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-2.38	0.39	3.31	—

(without sales charges)	0.90	1.06	3.65	—

Class C

(with sales charges)	-0.86	0.29	2.86	—

(without sales charges)	0.11	0.29	2.86	—

Class Z

(without sales charges)	1.13	1.28	3.88	—

Class R6

(without sales charges)	1.23	1.36	N/A	1.85 (6/27/2017)

Bloomberg Municipal Bond Index

	1.70	1.52	2.81	—

Bloomberg Municipal High Yield Bond Index

	0.52	2.37	4.73	—

Bloomberg Municipal Bond Index (50%)/Bloomberg Municipal High Yield Bond Index (50%)

	1.13	1.97	3.79	—

Average Annual Total Returns as of 8/31/23 Since Inception (%)
Class R6 (6/27/2017)

Bloomberg Municipal Bond Index	1.57

Bloomberg Municipal High Yield Bond Index	3.26

Bloomberg Municipal Bond Index (50%)/Bloomberg Municipal High Yield Bond Index (50%)	2.43

Since Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Municipal Bond Index, by portraying the initial account values at the beginning of the 10-year period (August 31, 2013) and the account values at the end of the current fiscal year (August 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Muni High Income Fund 5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Municipal Bond Index—The Bloomberg Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Bloomberg Municipal High Yield Bond Index—The Bloomberg Municipal High Yield Bond Index is an unmanaged index of non-rated or Ba1 or below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed.

Bloomberg Municipal Bond Index (50%) / Bloomberg Municipal High Yield Bond Index (50%)—This is a custom blend of the Bloomberg Municipal Bond Index (50%) and the Bloomberg Municipal High Yield Bond Index (50%).

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/23 (%)

AAA	3.0

AA	15.4

A	23.4

BBB	20.6

BB	9.3

B	0.3

Not Rated	28.0

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.0 (%)	40.8 (%)		37.0 (%)	40.8 (%)

Class A	0.33	3.82	6.06	6.45	3.78	6.00	6.39

Class C	0.26	3.32	5.27	5.61	3.28	5.21	5.54

Class Z	0.35	4.15	6.59	7.01	4.21	6.68	7.11

Class R6	0.36	4.24	6.73	7.16	4.22	6.70	7.13

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only. The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. The taxable equivalent yields presented in the table use the highest marginal federal individual income tax rate (37.0%) and the highest marginal federal individual income tax rate plus the 3.8% net investment income tax (40.8%).

PGIM Muni High Income Fund 7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Muni High Income Fund’s Class Z shares returned 1.13% in the 12-month reporting period that ended August 31, 2023, matching the 1.13% return of the Bloomberg Municipal Bond Index (50%) /Bloomberg Municipal High Yield Index (50%) (the Index).

What were the market conditions?

•

Municipal bonds posted a modestly positive return over the reporting period, due to a combination of lower supply, better-than-expected inflation prints, and an expectation that the US Federal Reserve (the Fed) could be nearing the end of its rate-hiking cycle. However, ongoing outflows and the liquidation of large municipal bond portfolios constrained performance over the last part of the reporting period.

•

The yield on the Bloomberg Municipal Bond Aggregate Index ended the reporting period at 3.79%, up from 3.29% at the beginning of the reporting period. Municipal bonds outperformed US Treasuries, and municipal/Treasury ratios richened across the curve. Five-year, 10-year, and 30-year municipal/Treasury ratios ended the reporting period at 68%, 72%, and 92%, respectively, down from 71%, 83%, and 101%.

•

Municipal bond gross issuance totaled $244 billion through the first eight months of 2023, compared to $380 billion for all of 2022. In terms of fund flows, mutual bond funds posted approximately $8 billion in outflows through the first eight months of 2023 after posting $121 billion in outflows for all of 2022. While the pace of fund outflows decelerated during that time, it remained a drag on the market.

What worked?

•

Overweight positioning, relative to the Index, to a high-beta state and local general obligation bonds—such as Illinois, Puerto Rico, and Chicago—added to the Fund’s performance during the reporting period as spreads tightened. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

•

Positioning in a yield curve flattener added to the Fund’s performance during the reporting period as the 2-year/30-year curve flattened by 27 basis points (bps). (A yield curve flattener is an interest rate environment in which long-term rates are decreasing more quickly than short-term rates.) (One basis point equals 0.01%.)

•	Overweight positioning, relative to the Index, to tobacco bonds was positive as spreads tightened over the reporting period.

What didn’t work?

•

Duration positioning detracted from the Fund’s performance during the reporting period as municipal bond rates moved higher. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	Positioning in specific high yield names underperformed.

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Did the Fund use derivatives?

PGIM Fixed Income maintained a short position in US Treasury bond futures during the reporting period to hedge some of the Fund’s long duration positioning, which added to performance as municipal bonds outperformed US Treasuries.

Current outlook

•

PGIM Fixed Income is taking a cautious approach to the municipal bond market heading into the fall. This cautious approach is based on unfavorable technicals and a challenging market backdrop, which PGIM Fixed Income expects to persist for the next couple of months.

•

Summer months are often supported with strong levels of reinvestment and limited supply. These market technicals typically drive the average return higher over the summer. However, that was not the case in the summer of 2023 due to the challenging backdrop of rising rates, higher US Treasury supply estimates, and coordinated central bank tightening. Many of these themes continue as the market enters an environment in which supply is higher and reinvestment falls, which are technical headwinds.

•	Additionally, a government shutdown and elections loom, while municipal bonds remain expensive relative to taxable alternatives.

•	Longer term, PGIM Fixed Income is constructive on the sector as spreads remain relatively wide and fundamentals continue to be strong.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Muni High Income Fund 9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 =8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Muni High Income Fund		Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,021.90	0.81%	$4.13

	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

Class C	Actual	$1,000.00	$1,018.00	1.59%	$8.09

	Hypothetical	$1,000.00	$1,017.19	1.59%	$8.08

Class Z	Actual	$1,000.00	$1,023.10	0.58%	$2.96

	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

Class R6	Actual	$1,000.00	$1,023.60	0.49%	$2.50

	Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Muni High Income Fund 11

PGIM Muni High Income Fund

Schedule of Investments

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.2%

MUNICIPAL BONDS 98.3%

Alabama 1.8%

Black Belt Energy Gas Dist. Rev.,
Gas Proj. No. 7, Series C-1 (Mandatory put date 12/01/26)	4.000%(cc)	10/01/52	3,000	$2,939,353
Gas Proj. No. 8, Series A (Mandatory put date 12/01/29)	4.000(cc)	12/01/52	3,185	3,054,285
Gas Proj., Series E (Mandatory put date 06/01/28)	5.000(cc)	05/01/53	4,000	4,112,702
Series D1, Rfdg. (Mandatory put date 06/01/27)	4.000(cc)	07/01/52	1,000	985,165
Jefferson Cnty. Swr. Rev.,
Sr. Lien, Warrants, Series A, Rfdg., AGM	5.000	10/01/44	500	503,425
Sr. Lien, Warrants, Series A, Rfdg., AGM	5.250	10/01/48	500	504,711

				12,099,641

Alaska 0.8%

Alaska Indl. Dev. & Export Auth. Rev.,
Tanana Chiefs Conference Proj., Series A	4.000	10/01/49	4,320	3,710,599
North. Tob. Secur. Corp. Rev.,
Sr. Series A, Class 1, Rfdg.	4.000	06/01/50	2,000	1,753,433
Sr. Series B-2, Class 2, Rfdg., CABS	5.348(t)	06/01/66	1,000	104,740

				5,568,772

Arizona 2.9%

Arizona Indl. Dev. Auth. Rev.,
Basis Schs. Proj., Series A, Rfdg., 144A	5.375	07/01/50	1,000	890,200
Cadence Campus Proj., Series A, 144A	4.000	07/15/50	1,600	1,168,852
Pinecrest Academy of North. Proj., Series A, 144A	4.500	07/15/29	2,000	1,877,773
Pinecrest Academy-Horizon Inspirada & St. Rose Campus, Series A, 144A	5.750	07/15/48	1,500	1,451,218
Somerset Academy of LV-Aliante & Skye Canyon Campus Proj., Series A, 144A	4.000	12/15/51	700	491,994
Glendale Indl. Dev. Auth. Rev.,
Royal Oaks Inspirata Pointe Proj., Series A	5.000	05/15/56	1,500	1,252,464
Maricopa Cnty. Indl. Dev. Auth. Rev.,
Horizon Cmnty. Learning Ctr., Rfdg.	5.000	07/01/35	2,000	1,933,025
Reid Traditional Schs. Projs.	5.000	07/01/47	1,000	962,622
Phoenix City Indl. Dev. Auth. Rev.,
Basis Schs. Projs., Rfdg., 144A	5.000	07/01/45	1,000	865,962
Basis Schs. Projs., Series A, Rfdg., 144A	5.000	07/01/46	1,000	860,135
Grt. Hearts Academies Proj.	5.000	07/01/44	2,250	2,197,188

See Notes to Financial Statements.

PGIM Muni High Income Fund 13

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Arizona (cont’d.)

Salt Verde Finl. Corp. Rev.,
Sr. Gas Rev., Sr. Bonds	5.000%	12/01/37	4,000	$4,056,189
Tempe Indl. Dev. Auth. Rev.,
Friendship Vlg.	5.000	12/01/50	1,045	871,770
Friendship Vlg., Series B	4.000	12/01/56	1,000	679,416

				19,558,808

California 4.9%

California Cmnty. Choice Fing. Auth. Rev.,
Green Bond, Series A-1 (Mandatory put date 08/01/28)	4.000(cc)	05/01/53	3,850	3,785,613
California Cnty. Tob. Secur. Agcy. Rev.,
Sr. Series A, Rfdg.	4.000	06/01/49	1,000	906,526
Sub. Series B-2, Rfdg., CABS	5.817(t)	06/01/55	3,000	485,670
California Infrast. & Econ. Dev. Bank Rev.,
Brightline West Passenger Rail Proj., Rmkt.,
Series A3, AMT (Mandatory put date 08/15/24), 144A(hh)	8.000(cc)	01/01/50	2,000	2,000,000
Sr. Bonds, WFCS Port. Proj., Series A-1, 144A	5.000	01/01/56	600	458,132
California Muni. Fin. Auth. Rev.,
Series A, 144A	5.500	06/01/48	750	701,008
Spl. Tax, Cmnty. Facs. Dist. No. 2021-11	5.000	09/01/57	2,150	2,014,412
California Poll. Ctrl. Fing. Auth. Wtr. Facs. Rev.,
Green Bond, Calplant I Proj., AMT, 144A^	8.000	07/01/39(d)	2,750	660,000
California Sch. Fin. Auth. Rev.,
Alliance Clg.-Ready Pub. Schs., Series A, 144A	5.000	07/01/45	750	751,336
KIPP LA Proj., Series A, 144A	5.000	07/01/45	650	651,158
California Statewide Cmntys. Dev. Auth. Rev., 899 Charleston Proj., Series A, Rfdg., 144A	5.250	11/01/44	750	605,280
CHF Irvine LLC, Rfdg.	5.000	05/15/29	1,405	1,436,302
CHF Irvine LLC, Rfdg.	5.000	05/15/40	1,030	1,037,856
Freddie Mac Multifamily Variable Rate Certificate Rev.,
Sustainability Bonds, Series ML-13, Class X	0.960(cc)	07/25/36	33,763	1,891,631
Inland Vlly. Dev. Agcy.,
Tax Alloc., Series A, Rfdg.	5.000	09/01/44	1,000	1,002,551
Irvine Facs. Fing. Auth.,
Spl. Tax, Irvine Grt. Park Infrast. Proj., BAM	4.000	09/01/58	600	544,699
Irvine Unified Sch. Dist.,
Spl. Tax, Series A	4.000	09/01/44	995	951,355

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)

Lincoln Pub. Fing. Auth.,
Tax Alloc., Twelve Bridges, Sub. Series B, Rfdg.	6.000%	09/02/27	721	$722,367
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev.,
Series A	5.000	11/15/35	3,830	3,980,041
Series A	5.500	11/15/37	685	729,990
M-S-R Energy Auth. Rev.,
Series A	6.500	11/01/39	2,060	2,445,197
Series A	7.000	11/01/34	1,650	1,972,524
North. California Tob. Secur. Auth. Rev.,
Sr. Sacramento Co. Tob. Sec. Corp., Series B-2, Class 2, Rfdg., CABS	5.372(t)	06/01/60	3,500	498,715
Sacramento,
Spl. Tax	4.000	09/01/46	750	636,044
Spl. Tax	4.000	09/01/50	1,000	825,578
Santa Margarita Wtr. Dist.,
Spl. Tax, Cmnty. Facs. Dist. No. 2013-1	5.625	09/01/36	645	645,000
Southern California Tob. Secur. Auth. Rev.,
San Diego Co. Tob., Rfdg., CABS	5.942(t)	06/01/54	3,000	495,581

				32,834,566

Colorado 4.7%

Colorado Edl. & Cultural Facs. Auth. Rev.,
Impt. Chrt. Sch., Skyview Academy Proj., Rfdg., 144A	5.375	07/01/44	1,350	1,279,139
Impt. Chrt. Sch., Univ. LA, Rfdg., 144A	5.000	12/15/45	1,000	971,266
Rfdg.	5.000	11/01/44	885	864,187
Colorado Hlth. Facs. Auth. Rev.,
Covenant Living Cmntys., Series A, Rfdg.	4.000	12/01/50	2,000	1,525,746
Covenant Retmnt. Cmntys., Rfdg.	5.000	12/01/35	1,250	1,254,410
Impt. Bonds, Chrisitna Living Neighborhoods, Rfdg.	4.000	01/01/42	1,000	730,405
Vail Vlly. Med. Ctr. Proj.	4.000	01/15/45	2,000	1,805,129
Denver City & Cnty. Arpt. Sys. Rev.,
Series A, Rfdg., AMT	5.000	11/15/47	1,225	1,261,170
Series A, Rfdg., AMT	5.500	11/15/40	5,250	5,710,356
Series D, Rfdg., AMT	5.750	11/15/35	2,000	2,264,212
Heritage Ridge Met. Dist.,
Sr. Series A, GO, Rfdg., AGM	4.000	12/01/42	350	340,090
Sr. Series A, GO, Rfdg., AGM	4.000	12/01/51	850	783,001
Park Creek Met. Dist. Ltd. Ppty. Tax Alloc. Rev.,
Sr. Ltd. Prop. TA., Rfdg.	5.000	12/01/45	1,500	1,511,984

See Notes to Financial Statements.

PGIM Muni High Income Fund 15

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Colorado (cont’d.)

Plaza Co. Met. Dist. No. 1,
Tax Alloc., Rfdg., 144A	5.000%	12/01/40	1,000	$916,110
Pub. Auth. Energy Nat. Gas Pur. Rev.,
Nat. Gas Util. Imps.	6.500	11/15/38	6,050	7,093,611
Rampart Range Met. Dist. No. 5 Rev.,
Spl. Assmt.	4.000	12/01/51	500	340,136
Southeast Colorado Hosp. Dist. Rev.,
BANS	5.000	02/01/25	2,000	2,018,295
Sterling Ranch Cmnty. Auth. Brd. Rev.,
Series A, Rfdg.	4.250	12/01/50	1,000	807,351

				31,476,598

Connecticut 0.3%

Harbor Point Infrast. Impt. Dist.,
Tax Alloc., Harbor Point Proj., Rfdg., 144A	5.000	04/01/39	2,000	1,985,931

Delaware 0.3%

Delaware St. Econ. Dev. Auth. Rev.,
Aspira of Delaware Chrt. Sch. Inc. Proj., Series A,
Rfdg.	4.000	06/01/42	800	611,785
Aspira of Delaware Chrt. Sch. Inc. Proj., Series A,
Rfdg.	4.000	06/01/52	1,250	870,871
Newark Chrt. Sch. Inc., Series A, Rfdg.	5.000	09/01/46	500	479,196

				1,961,852

District of Columbia 2.6%

Dist. of Columbia Rev.,
Dist. of Columbia Intl. Oblig. Grp.	5.000	07/01/54	2,150	1,994,050
KIPP DC Iss., Series A, Rfdg.	5.000	07/01/37	1,250	1,252,506
KIPP DC Proj.	4.000	07/01/49	4,610	3,688,352
Rfdg.	5.000	06/01/40	1,500	1,362,842
Rfdg.	5.000	06/01/55	1,500	1,264,725
Rocketship DC Oblig. Grp., Series A, 144A	5.000	06/01/49	2,000	1,658,848

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

District of Columbia (cont’d.)

Metropolitan Washington D.C. Arpts. Auth. Avtn. Sys.
Rev.,
Series A, Rfdg., AMT	5.000%	10/01/29	4,000	$4,270,009
Metropolitan Washington D.C. Arpts. Auth. Sys. Rev.,
Dulles Toll Rd., Sub. Series B, Rfdg.	4.000	10/01/49	2,000	1,803,431

				17,294,763

Florida 9.4%

Broward Cnty. Arpt. Sys. Rev.,
Series A, AMT (Pre-refunded date 10/01/23)(ee)	5.250	10/01/43	1,500	1,501,062
Broward Cnty. Port Facs. Rev.,
Sr. Bonds, Series B, AMT	4.000	09/01/49	2,000	1,751,373
Capital Tr. Agcy. Rev.,
Air Cargo, Aero Miami FX LLC, Sr. Lien, Series A, Rfdg.	5.350	07/01/29	1,195	1,196,446
Edl. Growth Fund LLC Chrt. Sch. Port. Proj.,
Series A-1, 144A	5.000	07/01/56	1,000	859,365
WFCS Port. Proj., Series A-1, 144A	5.000	01/01/56	500	381,564
Wonderful Fndtn. Chrt. Sch. Port., Series A-1, 144A	5.000	01/01/55	3,000	2,300,746
Cityplace CDD.,
Spl. Assmt., Rfdg.	5.000	05/01/26	770	786,841
Cnty. of Miami-Dade FL Avtn. Rev.,
Series A, AMT, Rfdg.	5.000	10/01/49	1,000	1,011,350
Florida Dev. Fin. Corp. Rev.,
Central Chrt. Sch., Proj., Rfdg., 144A	6.000	08/15/57	2,000	1,826,632
Mater Academy Proj., Series A	5.000	06/15/55	1,000	918,370
Renaissance Chrt. Sch., Rfdg., 144A	5.000	09/15/50	2,000	1,579,353
River City Science Academy Proj., Series A	4.000	07/01/45	565	458,844
River City Science Academy Proj., Series A	4.000	07/01/55	2,460	1,860,412
Florida Higher Edl. Facs. Finl. Auth. Rev.,
Ringling Clg. Proj.	5.000	03/01/42	4,795	4,646,899
Grtr. Orlando Avtn. Auth. Rev.,
Priority Sub. Series A, AMT	5.000	10/01/52	2,000	2,028,365
Spl. Purp., JetBlue Airways Corp. Proj., Rfdg.	5.000	11/15/36	4,700	4,679,849
Indigo Cmnty. Dev. Dist.,
Spl. Assmt.^	5.750	05/01/36(d)	477	436,640
Jacksonville Rev.,
Brooks Rehabitation Proj., Rfdg.	4.000	11/01/45	1,000	856,149
Julington Creek Plantation CDD,
Spl. Assmt., AGM	4.625	05/01/54	1,550	1,453,538

See Notes to Financial Statements.

PGIM Muni High Income Fund 17

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)

Lakewood Ranch Stewardship Dist.,
Spl. Assmt., Lakewood Centre North Proj.	4.875%	05/01/45	1,000	$898,801
Spl. Assmt., Lakewood Nat’l. & Polo Run Projs.	4.625	05/01/27	400	398,647
Spl. Assmt., Lakewood Nat’l. & Polo Run Projs.	5.375	05/01/47	1,000	952,821
Spl. Assmt., N E Sector Proj., Phase 1B	5.450	05/01/48	1,000	958,733
Spl. Assmt., N E Sector Proj., Phase 2B, Rfdg., 144A	4.000	05/01/50	750	559,088
Spl. Assmt., Stewardship Dist., Azario Proj.	4.000	05/01/50	1,000	748,038
Spl. Assmt., Vlg. Lakewood Ranch S. Proj.	4.250	05/01/26	150	148,195
Spl. Assmt., Vlg. Lakewood Ranch S. Proj.	5.125	05/01/46	1,100	1,012,091
Midtown Miami Cmnty. Dev. Dist.,
Spl. Assmt., Pkg. Garage Proj., Series A, Rfdg.	5.000	05/01/37	1,980	1,904,878
Orange Cnty. Hlth. Facs. Auth. Rev.,
Orlando Hlth. Oblig. Grp.	4.000	10/01/52	2,000	1,763,126
Orlando Hlth. Oblig. Grp., Series A	5.000	10/01/53	2,000	2,097,816
Presbyterian Retmnt. Cmnty. Oblig. Grp. Proj.,
Series A, Rfdg.	4.000	08/01/47	3,000	2,476,245
Osceola Cnty. Trans. Rev.,
Series A-1, Rfdg.	4.000	10/01/54	1,500	1,216,622
Series A-2, Rfdg., CABS	5.876(t)	10/01/54	1,000	165,257
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
BRRH Corp. Oblig. Grp., Rfdg. (Pre-refunded date 12/01/24)(ee)	5.000	12/01/31	500	508,732
Pasco Cnty. Rev.,
H. Lee Moffitt Cancer Ctr. Proj., AGM	5.750	09/01/54	1,000	1,108,792
Pompano Beach Rev.,
John Knox Vlg. Proj., Entrance Fee, Series B-2	1.450	01/01/27	2,000	1,771,610
South Miami Hlth. Facs. Auth., Inc. Rev.,
Baptist Hlth. South Florida, Rfdg.	5.000	08/15/47	2,105	2,155,460
St. Johns Cnty. Indl. Dev. Auth. Rev.,
Vicar’s Landing Proj., Series A, Rfdg.	4.000	12/15/46	1,500	1,081,480
Vlg. CDD No. 07,
Spl. Assmt., Fla., Rfdg.	4.000	05/01/36	1,690	1,642,613
Vlg. CDD No. 11,
Spl. Assmt., Fla.	4.500	05/01/45	1,250	1,149,851
Vlg. CDD No. 12,
Spl. Assmt., Fla.	4.250	05/01/43	2,655	2,328,539
Vlg. CDD No. 13, 2021 Spl. Assmnt., Phase III	2.550	05/01/31	1,300	1,139,767
Spl. Assmt., Fla.	3.550	05/01/39	480	401,501
Spl. Assmt., Fla.	3.700	05/01/50	965	717,304

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)

Vlg. CDD No. 13, (cont’d.)
Spl. Assmt., Fla., 144A	3.500%	05/01/51	1,180	$882,089
Vlg. CDD No. 14,
Spl. Assmnt.	5.500	05/01/53	1,000	1,012,197
Vlg. CDD No. 15,
Spl. Assmnt., 144A	5.250	05/01/54	1,195	1,172,838

				62,906,929

Georgia 1.2%

Burke Cnty. Dev. Auth. Rev.,
Oglethorpe Pwr. Corp.-Vogtle Proj., Series D, Rfdg.	4.125	11/01/45	2,000	1,722,001
Main Street Natural Gas, Inc. Rev.,
Series A (Mandatory put date 09/01/27)	4.000(cc)	07/01/52	2,000	1,982,856
Muni. Elec. Auth. of Georgia Rev.,
Plant Vogtle Units 3 & 4 Proj. J Bonds, Series A, AGM	5.000	07/01/48	2,000	2,089,828
Priv. Clgs. & Univs. Auth. Rev.,
Savannah Clg. of Art & Design Proj. (Pre-refunded date 04/01/24)(ee)	5.000	04/01/44	1,500	1,513,509
Rockdale Cnty. Dev. Auth. Rev.,
Pratt Paper LLC Proj., Rfdg., AMT, 144A	4.000	01/01/38	1,000	914,081

				8,222,275

Illinois 13.7%

Chicago Brd. of Ed.,
Series A, GO	5.000	12/01/41	1,000	983,392
Series A, GO, 144A	7.000	12/01/46	1,500	1,615,351
Series A, GO, Rfdg.	4.000	12/01/27	500	495,678
Series A, GO, Rfdg.	5.000	12/01/35	500	506,189
Series A, GO, Rfdg.	7.000	12/01/44	3,390	3,556,631
Series C, GO	5.250	12/01/35	1,015	1,021,006
Series D, GO	5.000	12/01/46	2,470	2,406,921
Series G, GO, Rfdg.	5.000	12/01/34	2,155	2,186,655
Series H, GO	5.000	12/01/46	2,390	2,327,649
Chicago Brd. of Ed. Rev.,
Spl. Tax	6.000	04/01/46	1,500	1,560,461
Chicago O’Hare Int’l. Arpt. Rev.,
Gen., Sr. Lien, Series B, Rfdg., AGM	4.000	01/01/53	3,005	2,741,759
Series C, Rfdg., AMT	4.375	01/01/40	2,000	1,946,245

See Notes to Financial Statements.

PGIM Muni High Income Fund 19

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)

Chicago O’Hare Int’l. Arpt. Rev., (cont’d.)
Sr. Lien, Customer Fac., Rfdg., BAM	5.250%	01/01/42	1,000	$1,076,970
Sr. Lien, Customer Fac., Rfdg., BAM	5.250	01/01/43	1,000	1,073,377
Sr. Lien, Series A, AMT, AGM	5.500	01/01/53	2,000	2,098,940
Trips Oblig. Grp., AMT	5.000	07/01/48	1,000	960,012
Chicago Trans. Auth. Rev.,
Series A, Rfdg.	4.000	12/01/50	1,000	881,071
Chicago Wstewtr. Transmn. Rev.,
2nd Lien, Rmkt., Series C, Rfdg.	5.000	01/01/39	3,355	3,381,570
Chicago Wtrwks. Rev.,
Series A, AGM	5.250	11/01/53	750	792,493
Chicago, IL,
Series A, GO, Rfdg.	5.000	01/01/27	1,525	1,572,996
Series A, GO, Rfdg.	5.000	01/01/31	1,500	1,584,188
Series A, GO, Rfdg.	5.000	01/01/33	5,000	5,321,148
Series A, GO, Rfdg.	5.500	01/01/49	3,000	3,101,620
Series A, GO, Rfdg.	6.000	01/01/38	2,500	2,632,133
Series B, Exchange, GO, Rfdg.	4.000	01/01/37	1,461	1,392,923
Series C, GO, Rfdg.	5.000	01/01/26	1,000	1,021,840
Series C, GO, Rfdg.	5.000	01/01/38	2,500	2,528,528
Illinois Edl. Facs. Auth. Rev.,
Field Museum of Natural History, Rmkt.	4.450	11/01/36	1,075	1,093,606
Illinois Fin. Auth. Rev.,
Impt. Chicago Intl., Rfdg.	5.000	12/01/47	1,000	974,763
Plymouth Place, Inc., Rfdg.	5.000	05/15/51	3,835	2,957,485
Plymouth Place, Inc., Temps 40, Series B-3	4.750	11/15/27	1,000	983,414
Presence Hlth. Netw., Series C, Rfdg. (Pre-refunded date 02/15/27)(ee)	4.000	02/15/41	10	10,291
Presence Hlth. Netw., Series C, Rfdg. (Pre-refunded date 02/15/27)(ee)	4.000	02/15/41	265	270,981
Illinois St.,
GO	4.000	06/01/36	3,000	2,887,274
GO	5.000	04/01/31	2,000	2,009,482
GO	5.000	01/01/32	1,385	1,414,252
GO	5.000	05/01/33	950	955,250
GO	5.000	05/01/36	2,000	2,005,773
GO	5.000	02/01/39	2,215	2,216,131
GO	5.000	05/01/39	2,000	2,004,318
GO	5.500	05/01/30	1,500	1,653,986
GO	5.500	05/01/39	2,500	2,660,092

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)

Illinois St., (cont’d.)
Rebuild Illinois Prog., Series B, GO	4.000%	11/01/35	2,000	$1,997,038
Series A, GO	5.000	12/01/39	2,500	2,549,720
Series B, GO	5.500	05/01/47	1,000	1,064,606
Series C, GO	5.000	11/01/29	2,800	2,948,665
Regl. Trans. Auth. Rev.,
Series A	4.000	06/01/38	4,015	3,838,646
Series A	4.000	06/01/39	3,015	2,857,635
Sales Tax Secur. Corp. Rev.,
Sr. Series D(hh)	5.000	01/01/36	550	586,551
Springfield Elec. Rev.,
Sr. Lien, Rfdg., AGM	4.000	03/01/40	1,500	1,430,224

				92,137,929

Indiana 0.5%

Indiana Fin. Auth. Rev.,
First Lien CWA Auth. Proj., Series 2024-A, Rfdg.(hh)	5.000	10/01/44	1,600	1,669,370
Valparaiso Rev.,
Pratt Paper LLC Proj., AMT	5.875	01/01/24	100	100,580
Pratt Paper LLC Proj., AMT	7.000	01/01/44	1,500	1,508,845

				3,278,795

Iowa 0.1%

Iowa Tob. Settlement Auth. Rev.,
Sr. Series B-1, Class 2, Rfdg.	4.000	06/01/49	810	789,010

Kansas 0.1%

Wyandotte Cnty.-Kansas City Unified Govt. Rev.,
Legends Apts. Garage & West Lawn Proj.	4.500	06/01/40	745	673,518

Kentucky 0.2%

Henderson Rev.,
Pratt Paper LLC Proj., Series A, AMT, 144A	4.700	01/01/52	500	468,725
Kentucky Pub. Energy Auth. Rev.,
Gas Sply., Series C-1 (Mandatory put date 06/01/25)	4.000(cc)	12/01/49	500	500,394
Series C (Mandatory put date 02/01/28)	4.000(cc)	02/01/50	500	499,734

				1,468,853

See Notes to Financial Statements.

PGIM Muni High Income Fund 21

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Louisiana 0.4%

Jefferson Parish Econ. Dev. & Port Dist. Rev.,
Kenner Discovery Hlth. Sciences Academy Proj.,
Series A, 144A	5.625%	06/15/48	2,000	$1,881,616
Parish of St. James Rev.,
Nustar Logistics LP Proj., Rmkt., Series 2010, 144A	6.350	07/01/40	1,000	1,062,618

				2,944,234

Maryland 0.5%

Frederick Cnty.,
Spl. Oblig. Tax, Sub. Series C, 144A	4.000	07/01/50	1,000	839,691
Howard Cnty.,
Tax Alloc., Annapolis Junction Twn. Ctr. Proj.	6.100	02/15/44	1,420	1,424,673
Maryland Econ. Dev. Corp. Poll. Ctrl. Rev.,
Transn. Facs. Proj., Series A, Rfdg.	5.000	06/01/35	1,000	1,036,268

				3,300,632

Massachusetts 0.4%

Massachusetts Dev. Fin. Agcy. Rev.,
Boston Med. Ctr., Sustainability Bonds, Series G, Rfdg.	5.250	07/01/52	2,500	2,566,740

Michigan 0.8%

Detroit,
Series C, GO	6.000	05/01/43	1,000	1,076,278
Michigan Fin. Auth. Rev.,
Sr. Series A, Class 1, Rfdg.	4.000	06/01/49	2,000	1,758,094
Sr. Series B-1, Class 2, Rfdg.	5.000	06/01/49	425	434,655
Sr. Series B-2, Class 2, Rfdg., CABS	5.818(t)	06/01/65	2,000	182,420
Summit Academy Rev.,
Rfdg.^	6.250	11/01/25(d)	755	271,800
Wayne Cnty. Arpt. Auth. Rev.,
Det. Met. Arpt., Series D, Rfdg., AMT	5.000	12/01/28	1,500	1,501,157

				5,224,404

Minnesota 0.5%

Hugo Rev.,
Chrt. Sch., Noble Academy Proj., Series A	5.000	07/01/44	1,250	1,079,397

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Minnesota (cont’d.)
St. Paul Hsg. & Redev. Auth. Hosp. Rev.,
Hlth. East Care Sys. Proj., Rfdg. (Pre-refunded date 11/15/25)(ee)	5.000%	11/15/44	1,000	$1,036,944
St. Paul Port Auth. Sol. Wste. Disp. Rev.,
Gerdau St. Paul Steel Mill Proj., Series 7, 144A	4.500	10/01/37	1,000	964,829

				3,081,170

Mississippi 1.1%

Mississippi Bus. Fin. Corp. Rev.,
Chevron USA, Inc., Series I	3.800(cc)	11/01/35	800	800,000
Chevron USA, Inc., Series L	4.000(cc)	11/01/35	2,440	2,440,000
Sys. Energy Resources, Inc. Proj., Rfdg.	2.375	06/01/44	2,000	1,234,694
Waste Proj. USA Inc., Rmkt., AMT (Mandatory put date 08/02/27), 144A	5.000(cc)	02/01/36	3,000	2,859,937

				7,334,631

Missouri 2.3%

Lees Summit,
Tax Alloc., Impt. Summit Fair Proj., Rfdg., 144A	4.875	11/01/37	2,000	1,876,573
Missouri St. Hlth. & Edl. Facs. Auth. Rev.,
BJC Hlth. Sys., Series A	4.000	01/01/45	2,010	1,885,775
Lutheran Sr. Svcs., Rfdg.	4.000	02/01/42	1,115	899,181
Lutheran Sr. Svcs., Rfdg.	4.000	02/01/48	2,000	1,516,017
Lutheran Sr. Svcs., Rfdg.	5.000	02/01/35	1,770	1,759,020
Lutheran Sr. Svcs., Rfdg.	5.000	02/01/44	4,000	3,730,312
St. Louis Cnty. Indl. Dev. Auth. Rev.,
Friendship Vlg. St. Louis Oblig. Grp., Series A	5.250	09/01/53	2,000	1,734,618
Friendship Vlg. Sunset Hills, Series A	5.875	09/01/43	1,000	983,755
St. Andrews Res. Srs. Oblig., Series A, Rfdg.	5.125	12/01/45	1,000	840,507

				15,225,758

Nevada 0.3%

Sparks Rev.,
Sales Tax, Sr. Series A, Rfdg., 144A	2.750	06/15/28	975	901,600
Tahoe-Douglas Visitors Auth. Rev.,
Stateline	5.000	07/01/45	1,000	944,144

				1,845,744

See Notes to Financial Statements.

PGIM Muni High Income Fund 23

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Hampshire 0.5%

New Hampshire Bus. Fin. Auth. Rev.,
Green Bond, Series B, Rfdg., AMT (Mandatory put date 07/02/40), 144A	3.750%(cc)	07/01/45	1,000	$763,540
Springpoint Sr. Living, Rfdg.	4.000	01/01/51	2,000	1,523,618
Univ. of Nevada Reno Proj., Series A, BAM	5.250	06/01/51	1,225	1,306,995

				3,594,153

New Jersey 4.6%

New Jersey Econ. Dev. Auth. Rev.,
Continental Airlines, Inc. Proj., Spec. Facs.	5.250	09/15/29	5,000	5,002,124
Continental Airlines, Inc., United Airlines, Inc. Proj.	5.125	09/15/23	1,365	1,364,763
Continental Airlines, Inc., United Airlines, Inc. Proj.,
Series A, AMT	5.625	11/15/30	2,275	2,289,557
Goethals Bridge, AMT	5.375	01/01/43	1,390	1,391,127
N. Star Academy Chrt. Sch., Newark	5.000	07/15/47	1,075	1,038,032
NJ Transit Trans. Proj.	4.000	11/01/44	1,000	933,874
NJ Transit Trans. Proj.	5.000	11/01/44	2,000	2,075,667
Port Newark Container, Rfdg., AMT	5.000	10/01/47	2,500	2,501,020
Series SSS, Rfdg.(hh)	5.250	06/15/39	675	695,042
Series WW, Rfdg. (Pre-refunded date 06/15/25)(ee)	5.250	06/15/40	65	67,179
Team Academy Chrt. Sch. Proj.	6.000	10/01/43	1,700	1,700,930
Umm Energy Partners, Series A, AMT	5.000	06/15/37	1,500	1,487,002
Umm Energy Partners, Series A, AMT	5.125	06/15/43	1,100	1,100,099
United Airlines, Inc. Proj., Rmkt.	5.500	06/01/33	2,000	2,006,375
New Jersey Healthcare Facs. Fing. Auth. Rev.,
RWJ Barnabas Hlth. Oblig. Grp., Series A, Rfdg.	5.000	07/01/43	1,500	1,530,619
New Jersey Trans. Tr. Fd. Auth. Rev.,
Trans. Sys., Series A, Rfdg.	5.000	12/15/36	1,250	1,313,954
Trans. Sys., Series AA	5.000	06/15/45	1,200	1,213,958
Trans. Sys., Series AA	5.250	06/15/41	1,000	1,019,127
South Jersey Trans. Auth. Rev.,
Series A, Rfdg.	5.000	11/01/39	750	756,357
Tob. Settlement Fing. Corp. Rev.,
Series A, Rfdg.	5.000	06/01/29	1,375	1,456,626

				30,943,432

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York 6.8%

Build NYC Resource Corp. Rev.,
Friends of Hellenic Classical Chrt. Sch. Inc., Series A, 144A	5.000%	12/01/51	500	$418,699
Pratt Paper, Inc. Proj., Rfdg., AMT, 144A	5.000	01/01/35	1,000	1,015,952
Richmond Prep. Chrt. Sch. Proj., Social Impact Proj.,
Series A, 144A	5.000	06/01/51	1,500	1,308,651
Social Bond, East Harlem Scholars Academy Chrt.
Sch. Proj., 144A	5.750	06/01/52	1,250	1,224,083
Erie Cnty. Tob. Asset Secur. Corp. Cap. Apprec. Rev.,
Asset Bkd., 1st Sub. Series B, Rfdg., CABS	7.293(t)	06/01/47	5,000	912,007
Asset Bkd., 2nd Sub. Series C, Rfdg., CABS, 144A	8.788(t)	06/01/50	4,000	400,713
Long Island Pwr. Auth. Rev.,
Series F, Rfdg.	5.000	09/01/33	1,875	2,182,337
Metropolitan Trans. Auth. Rev.,
Green Bond, Series C-1, Rfdg.	5.250	11/15/55	3,000	3,082,787
Green Bond, Series D1	5.000	11/15/43	2,000	2,048,927
New York City Indl. Dev. Agcy. Rev.,
Yankee Stadium Proj. Pilot, Rfdg.	4.000	03/01/45	1,000	906,771
New York City Trans. Fin. Auth. Future Tax Sec’d. Rev.,
Sub. Series B-1	3.000	11/01/47	3,000	2,224,631
Sub. Series F-1	5.250	02/01/47	3,000	3,256,535
New York Liberty Dev. Corp. Rev.,
Green Bonds, 4 World Trade Ctr. Proj., Series A, Rfdg.	3.000	11/15/51	1,000	730,072
New York St. Envir. Facs. Corp. Rev.,
Draw Down Casella Wste. Sys., Inc. Proj., Series R-1,
AMT (Mandatory put date 09/02/25)	2.750(cc)	09/01/50	550	528,466
Draw Down Casella Wste. Sys., Inc. Proj., Series R-2,
AMT (Mandatory put date 09/03/30), 144A	5.125(cc)	09/01/50	500	496,131
New York Trans. Dev. Corp. Rev.,
Delta Air Lines, Inc., Laguardia Arpt. Terms. C&D
Redev., AMT	4.000	01/01/36	3,475	3,270,750
Delta Air Lines, Inc., Laguardia Arpt. Terms. C&D
Redev., AMT	5.000	01/01/26	2,000	2,027,805
Delta Air Lines, Inc., Laguardia Arpt. Terms. C&D
Redev., AMT	5.000	01/01/31	1,000	1,024,851
Delta Air Lines, Inc., Laguardia Arpt. Terms. C&D
Redev., AMT	5.000	10/01/40	2,500	2,526,564
John F. Kennedy Int’l. Arpt. Proj., Rfdg., AMT	5.250	08/01/31	780	808,915
John F. Kennedy Int’l. Arpt. Proj., Rfdg., AMT	5.375	08/01/36	1,000	1,017,494
Laguardia Arpt., Term. B Redev., Series A, AMT	5.000	07/01/46	2,995	2,977,475

See Notes to Financial Statements.

PGIM Muni High Income Fund 25

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)

New York Trans. Dev. Corp. Rev., (cont’d.)
Laguardia Arpt., Term. B Redev., Series A, AMT	5.250%	01/01/50	4,480	$4,479,832
Suffolk Tob. Asset Secur. Corp. Rev.,
Sub. Series B-2, Rfdg., CABS	5.684(t)	06/01/66	1,000	91,068
Tob. Settlement Asset Bkd. Sub. Bonds, Series B-1,
Rfdg.	4.000	06/01/50	465	446,853
TSASC, Inc. Rev.,
Series A, Rfdg.	5.000	06/01/41	5,000	5,047,515
Yonkers Econ. Dev. Corp. Rev.,
Chrt. Sch. Ed. Excellence Proj., Series A	5.000	10/15/49	1,285	1,124,147

				45,580,031

North Carolina 0.5%

North Carolina Med. Care Commn. Rev.,
Pennybyrn at Maryfield Proj., Rfdg.	5.000	10/01/35	1,000	945,289
The Presbyterian Homes Oblig. Grp., Series A	5.000	10/01/50	2,555	2,400,989

				3,346,278

Ohio 3.3%

Akron Bath Copley Joint Township Hosp. Dist. Rev.,
Summa Hlth. Oblig. Grp. Hosp. Facs., Rfdg.	3.000	11/15/40	3,000	2,245,940
Buckeye Tob. Settlement Fing. Auth. Rev.,
Sr. Series A-2, Class 1, Rfdg.	4.000	06/01/48	1,000	885,463
Sr. Series B-2, Class 2, Rfdg.	5.000	06/01/55	9,320	8,510,897
Cuyahoga Cnty. Hosp. Rev.,
Metro Hlth. Sys., Rfdg.	5.250	02/15/47	2,000	1,974,228
Franklin Cnty. Hosp. Facs. Rev.,
Nationwide Children’s Hosp. Proj.	4.000	11/01/45	2,000	1,881,144
Nationwide Children’s Hosp., Series B, Rfdg.	3.950(cc)	11/01/42	2,200	2,200,000
Ohio Hlth. Corp., Series A	4.000	05/15/47	2,500	2,324,975
Ohio Air Qlty. Dev. Auth. Rev.,
Pratt Paper OH LLC Proj., AMT, 144A	4.500	01/15/48	1,000	929,910
Ohio St. Pvt. Act. Rev.,
Portsmouth Bypass Proj., AMT	5.000	06/30/53	1,000	968,500

				21,921,057

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Oklahoma 1.3%

Oklahoma Dev. Fin. Auth. Rev.,
OU Medicine Proj., Series B	5.000%	08/15/38	250	$235,985
OU Medicine Proj., Series B	5.250	08/15/43	5,960	5,676,037
OU Medicine Proj., Series B	5.250	08/15/48	1,730	1,616,266
Tulsa Cnty. Indl. Auth. Rev.,
Montereau, Inc. Proj., Rfdg.	5.250	11/15/45	1,025	1,016,555

				8,544,843

Oregon 0.6%

Port of Portland OR Arpt. Rev.,
Series 24B, AMT	5.000	07/01/47	3,860	3,911,970

Pennsylvania 1.8%

Chester Cnty. Indl. Dev. Auth. Rev.,
Renaissance Academy Chrt. Sch., Rfdg.	5.000	10/01/44	1,000	886,396
Lancaster Indl. Dev. Auth. Rev.,
Landis Homes Retmnt. Cmnty. Proj., Rfdg.	4.000	07/01/56	1,000	696,090
Pennsylvania Econ. Dev. Auth. Rev.,
The Penndot Major Bridges Package One Proj., Series P3, AMT	6.000	06/30/61	3,000	3,214,983
Philadelphia Auth. for Indl. Dev. Rev.,
1st Philadelphia Preparatory Chrt., Series A, Rfdg.	7.250	06/15/43	2,000	2,037,139
Gtr. Philadelphia Hlth. Action, Rfdg.	6.625	06/01/50	2,795	2,667,175
Presbyterian Sr. Living, Proj., Series B-2, Rfdg.	5.250	07/01/46	1,430	1,406,151
String Theory Chrt. Sch. Proj., Rfdg., 144A	5.000	06/15/50	1,000	891,201

				11,799,135

Puerto Rico 11.1%

Commonwealth of Puerto Rico,
Sub. Series CW NT Claims, CW GTY.	0.000(cc)	11/01/43	16,027	8,254,100
Puerto Rico Comnwlth.,
Restructured, Series A, GO, CABS	3.796(t)	07/01/24	394	381,928
Restructured, Series A, GO, CABS	5.157(t)	07/01/33	1,428	861,490
Restructured, Series A1, GO	4.000	07/01/33	1,109	1,050,190
Restructured, Series A1, GO	4.000	07/01/35	997	921,386
Restructured, Series A1, GO	4.000	07/01/37	856	768,103
Restructured, Series A1, GO	4.000	07/01/41	1,164	996,297
Restructured, Series A1, GO	4.000	07/01/46	1,210	1,001,695

See Notes to Financial Statements.

PGIM Muni High Income Fund 27

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Puerto Rico (cont’d.)

Puerto Rico Comnwlth., (cont’d.)
Restructured, Series A1, GO	5.375%	07/01/25	1,236	$1,258,563
Restructured, Series A1, GO	5.625	07/01/27	1,224	1,278,663
Restructured, Series A1, GO	5.625	07/01/29	1,204	1,276,210
Restructured, Series A1, GO	5.750	07/01/31	7,296	7,865,572
Puerto Rico Comnwlth. Aqu. & Swr. Auth. Rev.,
Sr. Lien, Series A, Rfdg., 144A	5.000	07/01/35	5,000	5,039,179
Puerto Rico Hwy. & Trans. Auth. Rev.,
Restructured, Series A	5.000	07/01/62	3,365	3,306,451
Restructured, Series C, CABS	0.000(cc)	07/01/53	5,127	3,254,494
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.,
Restructured, Series A-1	4.750	07/01/53	10,251	9,597,010
Restructured, Series A-1	5.000	07/01/58	2,628	2,543,021
Restructured, Series A-1, CABS	4.445(t)	07/01/33	1,000	648,918
Restructured, Series A-2	4.329	07/01/40	10,729	10,134,078
Restructured, Series A-1, CABS	5.698(t)	07/01/46	51,226	14,199,791

				74,637,139

Rhode Island 0.7%

Tob. Settlement Fing. Corp. Rev., Series A, Rfdg.	5.000	06/01/40	4,350	4,352,079

South Carolina 0.8%

Berkeley Cnty.,
Spl. Assmt., Nexton Impt. Dist.	4.375	11/01/49	1,000	779,783
South Carolina Jobs-Econ. Dev. Auth. Rev.,
Green Chrt. Sch. Proj., Series A, Rfdg., 144A	4.000	06/01/56	3,150	1,892,152
South Carolina Ports Auth. Rev.,
AMT	4.000	07/01/45	1,500	1,348,709
AMT	4.000	07/01/55	2,000	1,646,221

				5,666,865

Tennessee 2.7%

Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Rev.,
East Tennessee Children’s Hosp., Rfdg.	4.000	11/15/48	2,170	1,843,871

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Tennessee (cont’d.)

Tennergy Corp. Rev.,
Gas Sply. Series A (Mandatory put date 12/01/30)	5.500%(cc)	10/01/53	850	$885,894
Tennessee Energy Acq. Corp. Gas Rev.,
Nat. Gas Utility Imps. (Mandatory put date 11/01/25)	4.000(cc)	11/01/49	15,500	15,341,441

				18,071,206

Texas 6.3%

Arlington Higher Ed. Fin. Corp. Rev.,
Odyssey Academy, Inc. Series A, 144A	6.125	02/15/53	1,500	1,430,028
Series A, Rfdg.	4.000	08/15/46	2,220	1,626,974
Central Texas Regl. Mobility Auth. Rev.,
Sr. Lien, Series A (Pre-refunded date 07/01/25)(ee)	5.000	01/01/45	1,000	1,028,675
Sub., Rfdg.	4.000	01/01/41	1,100	1,017,566
Clifton Higher Ed. Fin. Corp. Rev.,
Idea Pub. Sch.	5.000	08/15/42	1,000	1,000,035
Idea Pub. Sch.	6.000	08/15/43	1,100	1,101,369
Grand Parkway Trans. Corp. Rev., 1st Tier Toll Rev., Series A	5.125	10/01/43	2,000	2,000,984
Harris Cnty. Indl. Dev. Corp. Rev.,
Energy Transfer Proj., Rfdg. (Mandatory put date 06/01/33)	4.050(cc)	11/01/50	1,000	985,155
Houston Arpt. Sys. Rev.,
Series B-1, AMT	5.000	07/15/35	2,000	1,960,382
Spl. Facs. Continental Airlines, Inc., Series A, Rfdg.,
AMT	6.625	07/15/38	1,500	1,500,443
Sub. Lien, Series A, Rfdg., AGM, AMT	5.250	07/01/48	2,000	2,104,858
Kerryville Hlth. Facs. Dev. Corp. Rev.,
Peterson Regl. Med. Ctr. Proj., Rfdg.	5.000	08/15/35	3,000	3,060,297
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev.,
AEP Texas Central Co. Proj., Series B-1, Rfdg.	4.000	06/01/30	1,000	976,762
AEP Texas Central Co. Proj., Series B-2, Rfdg.	4.000	06/01/30	1,800	1,758,171
Mission Econ. Dev. Corp. Rev.,
Natgosoline Proj., Sr. Lien, Rfdg., AMT, 144A	4.625	10/01/31	2,000	1,948,020
New Hope Cultural Ed. Facs. Fin. Corp. Rev.,
Jubilee Academic Ctr., Rfdg., 144A	4.000	08/15/56	4,455	2,897,889
MRC Crestview, Rfdg. (Pre-refunded date 11/15/24)(ee)	5.000	11/15/46	1,150	1,193,073
Westminster Proj., Rfdg.	4.000	11/01/55	1,750	1,256,712

See Notes to Financial Statements.

PGIM Muni High Income Fund 29

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)
North Texas Twy. Auth. Rev., 2nd Tier, Rfdg.	5.000%	01/01/48	1,250	$1,286,995
Pottsboro Higher Ed. Fin. Corp. Rev.,
Series A	5.000	08/15/46	1,000	877,543
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp. Rev.,
Barton Creek Sr. Living Ctr., Rfdg.	5.000	11/15/40	1,100	955,739
Trinity Terrace Proj., Series A-1, Rfdg.	5.000	10/01/44	1,000	964,718
Texas Muni. Gas Acq. & Sply. Corp. Rev.,
Sr. Lien, Series A	5.250	12/15/26	4,100	4,215,651
Texas Priv. Activ. Surf. Trans. Corp. Rev.,
LBJ Infrast. Grp. LLC, Series A, Rfdg.	4.000	06/30/40	600	558,063
Sr. Lien, NTE Mobility Partners, Series 3A & 3B, AMT	6.750	06/30/43	500	500,870
Sr. Lien, NTE Mobility Partners, Series 3A & 3B, AMT	7.000	12/31/38	1,500	1,502,837
White Settlement Independent Sch. Dist.,
GO, PSFG	5.000	08/15/55	2,500	2,630,251

				42,340,060

Utah 0.6%

Salt Lake City Arpt. Rev.,
Series A, AMT	5.000	07/01/47	1,100	1,109,574
Series A, AMT	5.500	07/01/53	875	935,424
Utah Cnty. Rev.,
IHC Hlth. Svcs., Inc., Series A	5.000	05/15/43	2,135	2,235,978

				4,280,976

Vermont 0.2%

Vermont Econ. Dev. Auth. Rev.,
Wake Robin Corp. Proj., Series A, Rfdg.	4.000	05/01/45	2,025	1,535,314

Virginia 0.8%

City of Chesapeake Expressway Toll Road Rev.,
Transn. Sys., Sr. Series B, Rfdg., CABS (Convert to
Fixed on 07/15/23)	4.875(cc)	07/15/40	1,000	1,022,978
James City Cnty. Econ. Dev. Auth. Rsdl. Care Fac. Rev.,
Williamsburg Landings, Series A, Rfdg.	4.000	12/01/50	1,000	755,776
Virginia Small Bus. Fing. Auth. Rev.,
National Sr. Campuses, Inc., Rfdg.	4.000	01/01/51	1,750	1,407,222

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Virginia (cont’d.)
Virginia Small Bus. Fing. Auth. Rev., (cont’d.)
Sr. Lien, Elizabeth River Crossings OpCo LLC Proj.,
Rfdg., AMT	4.000%	01/01/40	1,250	$1,131,467
Sr. Lien, I-495 Hot Lanes Proj., Rfdg., AMT	5.000	12/31/57	1,000	1,002,100

				5,319,543

Washington 2.4%

Port of Seattle Indl. Dev. Corp. Rev.,
Spl. Facs., Delta Airlines, Rfdg., AMT	5.000	04/01/30	1,000	985,511
Port of Seattle Rev.,
Intermediate Lien Priv. Activ., Series C, Rfdg., AMT	5.000	08/01/46	3,100	3,166,064
Intermediate Lien, Series B, Rfdg., AMT	5.500	08/01/47	2,490	2,657,844
Washington Econ. Dev. Fin. Auth. Rev.,
Mura Cascade ELP LLC Proj. Rfdg., AMT (Mandatory put date 12/08/23), 144A	3.900(cc)	12/01/42	2,000	1,999,306
Washington Healthcare Facs. Auth. Rev.,
Overlake Hosp. Med. Ctr., Rfdg.	5.000	07/01/38	1,100	1,088,487
Washington St. Hsg. Fin. Commn. Rev.,
Emerald Heights Proj., Series A, Rfdg.	5.000	07/01/48	1,000	972,997
Emerald Heights Proj., Series B-2, Rfdg.	4.000	07/01/26	1,450	1,442,526
Rockwood Retmnt. Cmnty. Proj., Series A, Rfdg.
(Pre-refunded date 01/01/24), 144A(ee)	7.375	01/01/44	2,000	2,024,495
Social Certificate, Series A-1	3.500	12/20/35	1,934	1,739,518

				16,076,748

West Virginia 0.2%

West Virginia Hosp. Fin. Auth. Rev.,
Cabell Huntington Hosp. Oblig. Grp., Series A, Rfdg.	4.125	01/01/47	1,660	1,353,051

Wisconsin 3.3%

Pub. Fin. Auth. Rev.,
Bancroft Neurohealth Proj., Series A, 144A	5.125	06/01/48	1,000	846,314
Bayhealth Med. Ctr. Proj., Series A	3.000	07/01/50	1,500	1,025,420
Corvian Cmnty. Sch., Series A, 144A	5.000	06/15/49	1,000	813,003
Corvian Cmnty. Sch., Series A, 144A	5.125	06/15/47	2,000	1,673,398
Green Bond, Fargo Moorhead Metropolitan Area Flood
Mgmnt., AMT	4.000	03/31/56	1,750	1,354,974
Mt. Island Chrt. Sch., Series L, Rfdg.	5.000	07/01/47	1,000	938,068

See Notes to Financial Statements.

PGIM Muni High Income Fund 31

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Wisconsin (cont’d.)
Pub. Fin. Auth. Rev., (cont’d.)
Sr. Bond, WFCS Port. Proj., Series A-1, 144A	5.000%	01/01/56	500	$381,942
Sr. MD Proton Treatment Ctr., Series A-1, 144A^	6.250	01/01/38	1,750	757,593
Sr. MD Proton Treatment Ctr., Series A-1, 144A^	6.375	01/01/48	3,000	1,298,730
Sr. Oblig. Grp., Series B, Rfdg., AMT	5.000	07/01/42	1,500	1,477,240
Sr. Oblig. Grp., Series B, Rfdg., AMT	5.250	07/01/28	790	790,344
Sub. Sustainability Bonds, Univ. of Hawaii Fndtn.
Proj., Series B, 144A	5.250	07/01/61	2,000	1,535,999
Sustainability Bonds, Univ. of Hawaii Fndtn. Proj.,
Series A-1, 144A	4.000	07/01/61	2,600	1,814,970
United Methodist Retmnt. Homes, Series A, Rfdg.	4.000	10/01/51	1,500	1,088,967
Wonderful Fndtn. Chrt. Sch. Port., Series A-1, 144A	5.000	01/01/55	1,600	1,226,141
Wisconsin Hlth. & Edl. Facs. Auth. Rev.,
Ascension Hlth. Alliance, Rmkt., Series B-1, Rfdg.	4.000	11/15/43	1,500	1,429,220
Hope Christian Schs.	4.000	12/01/51	1,000	655,409
Hope Christian Schs.	4.000	12/01/56	3,100	1,969,044
Oakwood Lutheran Sr. Ministries, Rfdg.	4.000	01/01/57	2,000	1,251,123

				22,327,899

TOTAL MUNICIPAL BONDS (cost $712,542,420)				659,383,332

			Shares

UNAFFILIATED EXCHANGE-TRADED FUNDS 0.9%
iShares National Muni Bond ETF			27,708	2,922,086
VanEck High Yield Muni ETF			57,423	2,916,514

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $5,866,049)				5,838,600

TOTAL LONG-TERM INVESTMENTS (cost $718,408,469)				665,221,932

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

Description	Shares	Value

SHORT-TERM INVESTMENT

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $125,992)(wa)	125,992	$125,992

TOTAL INVESTMENTS 99.2%
(cost $718,534,461)		665,347,924
Other assets in excess of liabilities(z) 0.8%		5,241,689

NET ASSETS 100.0%		$670,589,613

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

BANS—Bond Anticipation Notes

CABS—Capital Appreciation Bonds

CDD—Community Development District

CGM—Citigroup Global Markets, Inc.

ETF—Exchange-Traded Fund

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

OTC—Over-the-counter

PCR—Pollution Control Revenue

PSFG—Permanent School Fund Guarantee

Rfdg—Refunding

SOFR—Secured Overnight Financing Rate

#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $3,424,763 and 0.5% of net assets.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(hh)	When-issued security.
(t)	Represents zero coupon. Rate quoted represents effective yield at August 31, 2023.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

PGIM Muni High Income Fund 33

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Position:
159	20 Year U.S. Treasury Bonds	Dec. 2023	$19,348,313	$(331,171)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$1,013,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Municipal Bonds
Alabama	$—	$12,099,641	$—
Alaska	—	5,568,772	—
Arizona	—	19,558,808	—
California	—	32,174,566	660,000
Colorado	—	31,476,598	—
Connecticut	—	1,985,931	—
Delaware	—	1,961,852	—
District of Columbia	—	17,294,763	—
Florida	—	62,470,289	436,640

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Municipal Bonds (continued)
Georgia	$—	$8,222,275	$—
Illinois	—	92,137,929	—
Indiana	—	3,278,795	—
Iowa	—	789,010	—
Kansas	—	673,518	—
Kentucky	—	1,468,853	—
Louisiana	—	2,944,234	—
Maryland	—	3,300,632	—
Massachusetts	—	2,566,740	—
Michigan	—	4,952,604	271,800
Minnesota	—	3,081,170	—
Mississippi	—	7,334,631	—
Missouri	—	15,225,758	—
Nevada	—	1,845,744	—
New Hampshire	—	3,594,153	—
New Jersey	—	30,943,432	—
New York	—	45,580,031	—
North Carolina	—	3,346,278	—
Ohio	—	21,921,057	—
Oklahoma	—	8,544,843	—
Oregon	—	3,911,970	—
Pennsylvania	—	11,799,135	—
Puerto Rico	—	74,637,139	—
Rhode Island	—	4,352,079	—
South Carolina	—	5,666,865	—
Tennessee	—	18,071,206	—
Texas	—	42,340,060	—
Utah	—	4,280,976	—
Vermont	—	1,535,314	—
Virginia	—	5,319,543	—
Washington	—	16,076,748	—
West Virginia	—	1,353,051	—
Wisconsin	—	20,271,576	2,056,323
Unaffiliated Exchange-Traded Funds	5,838,600	—	—
Short-Term Investment
Affiliated Mutual Fund	125,992	—	—

Total	$5,964,592	$655,958,569	$3,424,763

Other Financial Instruments*
Liabilities
Futures Contracts	$(331,171)	$—	$—

See Notes to Financial Statements.

PGIM Muni High Income Fund 35

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2023 were as follows:

Healthcare	15.5%
Special Tax/Assessment District	14.2
General Obligation	13.6
Transportation	13.2
Education	12.3
Pre-pay Gas	8.7
Corporate Backed IDB & PCR	8.4
Tobacco Appropriated	4.4
Development	1.8
Water & Sewer	1.8
Pre-Refunded	1.4

Power	1.1%
Lease Backed Certificate of Participation	1.1
Unaffiliated Exchange-Traded Funds	0.9
Solid Waste/Resource Recovery	0.8
Affiliated Mutual Funds	0.0 *

99.2
Other assets in excess of liabilities	0.8

100.0%

* Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	—	$—	Due from/to broker-variation margin futures	$331,171*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2023

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$3,640,022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(521,042)

For the year ended August 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Short Positions (1)	$24,520,950

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2023.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Muni High Income Fund 37

Statement of Assets and Liabilities

as of August 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $718,408,469)	$665,221,932
Affiliated investments (cost $125,992)	125,992
Dividends and interest receivable	7,492,157
Receivable for Fund shares sold	4,234,032
Receivable for investments sold	1,640,222
Deposit with broker for centrally cleared/exchange-traded derivatives	1,013,000
Prepaid expenses	51

Total Assets	679,727,386

Liabilities

Payable for investments purchased	6,064,867
Payable for Fund shares purchased	2,278,202
Management fee payable	278,000
Dividends payable	192,002
Accrued expenses and other liabilities	149,205
Distribution fee payable	94,909
Due to broker—variation margin futures	69,563
Affiliated transfer agent fee payable	8,192
Trustees’ fees payable	2,833

Total Liabilities	9,137,773

Net Assets	$670,589,613

Net assets were comprised of:
Shares of beneficial interest, at par	$742,575
Paid-in capital in excess of par	770,251,247
Total distributable earnings (loss)	(100,404,209)

Net assets, August 31, 2023	$670,589,613

See Notes to Financial Statements.

Class A

Net asset value and redemption price per share,
($ 326,678,271 ÷ 36,146,736 shares of beneficial interest issued and outstanding)	$9.04
Maximum sales charge (3.25% of offering price)	0.30

Maximum offering price to public	$9.34

Class C

Net asset value, offering price and redemption price per share,
($ 29,399,025 ÷ 3,252,949 shares of beneficial interest issued and outstanding)	$9.04

Class Z

Net asset value, offering price and redemption price per share,
($ 268,681,324 ÷ 29,782,227 shares of beneficial interest issued and outstanding)	$9.02

Class R6

Net asset value, offering price and redemption price per share,
($ 45,830,993 ÷ 5,075,568 shares of beneficial interest issued and outstanding)	$9.03

See Notes to Financial Statements.

PGIM Muni High Income Fund 39

Statement of Operations

Year Ended August 31, 2023

Net Investment Income (Loss)

Income
Interest income	$31,540,384
Unaffiliated dividend income	470,564
Affiliated dividend income	156,187
Income from securities lending, net (including affiliated income of $12,022)	15,673

Total income	32,182,808

Expenses
Management fee	3,455,332
Distribution fee(a)	1,219,492
Transfer agent’s fees and expenses (including affiliated expense of $62,744)(a)	480,886
Registration fees(a)	92,352
Custodian and accounting fees	66,530
Shareholders’ reports	46,006
Professional fees	40,735
Audit fee	39,500
Trustees’ fees	19,719
Miscellaneous	45,311

Total expenses	5,505,863
Less: Fee waiver and/or expense reimbursement(a)	(278,036)
Custodian fee credit	(2,738)

Net expenses	5,225,089

Net investment income (loss)	26,957,719

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions (including affiliated of $2,959)	(17,848,623)
Futures transactions	3,640,022

(14,208,601)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,689))	(8,899,388)
Futures	(521,042)

(9,420,430)

Net gain (loss) on investment transactions	(23,629,031)

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,328,688

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	860,859	358,633	—	—
Transfer agent’s fees and expenses	225,010	24,931	230,245	700
Registration fees	28,384	15,463	27,071	21,434
Fee waiver and/or expense reimbursement	(122,089)	(12,715)	(105,044)	(38,188)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended August 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$26,957,719	$30,418,054
Net realized gain (loss) on investment transactions	(14,208,601)	(12,757,186)
Net change in unrealized appreciation (depreciation) on investments	(9,420,430)	(139,595,437)

Net increase (decrease) in net assets resulting from operations	3,328,688	(121,934,569)

Dividends and Distributions
Distributions from distributable earnings
Class A	(12,466,326)	(12,890,002)
Class C	(1,015,410)	(1,258,985)
Class Z	(10,776,171)	(14,317,673)
Class R6	(1,784,917)	(1,707,077)

	(26,042,824)	(30,173,737)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	209,336,838	284,305,957
Net asset value of shares issued in reinvestment of dividends and distributions	23,761,012	27,320,414
Cost of shares purchased	(344,604,872)	(418,567,083)

Net increase (decrease) in net assets from Fund share transactions	(111,507,022)	(106,940,712)

Total increase (decrease)	(134,221,158)	(259,049,018)

Net Assets:

Beginning of period	804,810,771	1,063,859,789

End of period	$670,589,613	$804,810,771

See Notes to Financial Statements.

PGIM Muni High Income Fund 41

Financial Highlights

Class A Shares
	Year Ended August 31,		Four months ended August 31,		Year Ended April 30,
	2023	2022	2021		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$9.29	$10.85	$10.73		$9.58	$10.28	$10.12
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.31	0.11		0.34	0.38	0.39
Net realized and unrealized gain (loss) on investment transactions	(0.26)	(1.56)	0.12		1.16	(0.70)	0.17
Total from investment operations	0.08	(1.25)	0.23		1.50	(0.32)	0.56
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.31)	(0.11)		(0.35)	(0.38)	(0.40)
Net asset value, end of period	$9.04	$9.29	$10.85		$10.73	$9.58	$10.28
Total Return(b):	0.90%	(11.70)%	2.11%		15.82%	(3.37)%	5.67%

Ratios/Supplemental Data:
Net assets, end of period (000)	$326,678	$376,463	$447,158		$425,013	$342,085	$339,940
Average net assets (000)	$344,344	$421,850	$438,859		$390,814	$367,591	$323,381
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.81%	0.81%	0.80	%(c)	0.80%	0.85%	0.85%
Expenses before waivers and/or expense reimbursement	0.85%	0.84%	0.83	%(c)	0.82%	0.85%	0.85%
Net investment income (loss)	3.75%	3.08%	2.91	%(c)	3.30%	3.60%	3.88%
Portfolio turnover rate(d)(e)	47%	58%	7%		25%	53%	54%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Annualized, with the exception of certain non-recurring expenses.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Class C Shares
	Year Ended August 31,		Four months ended August 31,		Year Ended April 30,
	2023	2022	2021		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$9.29	$10.85	$10.73		$9.58	$10.28	$10.12
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.23	0.08		0.27	0.30	0.31
Net realized and unrealized gain (loss) on investment transactions	(0.26)	(1.56)	0.12		1.15	(0.70)	0.17
Total from investment operations	0.01	(1.33)	0.20		1.42	(0.40)	0.48
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.23)	(0.08)		(0.27)	(0.30)	(0.32)
Net asset value, end of period	$9.04	$9.29	$10.85		$10.73	$9.58	$10.28
Total Return(b):	0.11%	(12.38)%	1.84%		14.94%	(4.09)%	4.88%

Ratios/Supplemental Data:
Net assets, end of period (000)	$29,399	$44,197	$64,346		$65,412	$79,180	$95,749
Average net assets (000)	$35,863	$55,420	$65,052		$75,826	$94,394	$104,786
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.60%	1.58%	1.58	%(c)	1.57%	1.60%	1.60%
Expenses before waivers and/or expense reimbursement	1.64%	1.61%	1.61	%(c)	1.59%	1.60%	1.60%
Net investment income (loss)	2.96%	2.30%	2.13	%(c)	2.56%	2.85%	3.10%
Portfolio turnover rate(d)(e)	47%	58%	7%		25%	53%	54%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Annualized, with the exception of certain non-recurring expenses.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Muni High Income Fund 43

Financial Highlights (continued)

Class Z Shares
	Year Ended August 31,		Four months ended August 31,		Year Ended April 30,
	2023	2022	2021		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$9.27	$10.83	$10.71		$9.57	$10.26	$10.10
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.33	0.11		0.37	0.40	0.41
Net realized and unrealized gain (loss) on investment transactions	(0.26)	(1.56)	0.12		1.14	(0.69)	0.17
Total from investment operations	0.10	(1.23)	0.23		1.51	(0.29)	0.58
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.33)	(0.11)		(0.37)	(0.40)	(0.42)
Net asset value, end of period	$9.02	$9.27	$10.83		$10.71	$9.57	$10.26
Total Return(b):	1.13%	(11.52)%	2.19%		15.98%	(3.06)%	5.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$268,681	$332,570	$512,347		$482,104	$337,094	$404,188
Average net assets (000)	$279,685	$437,004	$495,019		$411,850	$428,468	$385,217
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.58%	0.58%	0.57	%(c)	0.58%	0.62%	0.63%
Expenses before waivers and/or expense reimbursement	0.62%	0.61%	0.60	%(c)	0.61%	0.62%	0.63%
Net investment income (loss)	3.98%	3.30%	3.14	%(c)	3.52%	3.83%	4.08%
Portfolio turnover rate(d)(e)	47%	58%	7%		25%	53%	54%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Annualized, with the exception of certain non-recurring expenses.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Class R6 Shares
	Year Ended August 31,		Four months ended August 31,		Year Ended April 30,
	2023	2022	2021		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$9.28	$10.84	$10.72		$9.57	$10.27	$10.11
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.34	0.12		0.37	0.40	0.42
Net realized and unrealized gain (loss) on investment transactions	(0.26)	(1.56)	0.12		1.16	(0.70)	0.17
Total from investment operations	0.11	(1.22)	0.24		1.53	(0.30)	0.59
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.34)	(0.12)		(0.38)	(0.40)	(0.43)
Net asset value, end of period	$9.03	$9.28	$10.84		$10.72	$9.57	$10.27
Total Return(b):	1.23%	(11.43)%	2.22%		16.19%	(3.13)%	5.94%

Ratios/Supplemental Data:
Net assets, end of period (000)	$45,831	$51,581	$40,009		$24,256	$9,028	$6,998
Average net assets (000)	$45,278	$50,468	$34,742		$15,737	$8,116	$4,932
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.49%	0.49%	0.48	%(c)	0.49%	0.59%	0.60%
Expenses before waivers and/or expense reimbursement	0.57%	0.56%	0.57	%(c)	0.65%	0.73%	0.89%
Net investment income (loss)	4.07%	3.41%	3.22	%(c)	3.55%	3.85%	4.19%
Portfolio turnover rate(d)(e)	47%	58%	7%		25%	53%	54%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Annualized, with the exception of certain non-recurring expenses.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Muni High Income Fund 45

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 4 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Massachusetts Business Trust. These financial statements relate only to the PGIM Muni High Income Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information

PGIM Muni High Income Fund 47

Notes to Financial Statements (continued)

deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such

PGIM Muni High Income Fund 49

Notes to Financial Statements (continued)

custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “subadviser”), which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The Manager pays for the services of PGIM, Inc.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended August 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.49% of average daily net assets up to $1 billion;	0.49%

0.44% of average daily net assets over $1 billion.

The Manager has contractually agreed, through December 31, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	—%

C	—

Z	0.58

R6	0.49

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.25%	0.25%

PGIM Muni High Income Fund 51

Notes to Financial Statements (continued)

Class	Gross Distribution Fee	Net Distribution Fee

C	1.00%	1.00%

Z	N/A	N/A

R6	N/A	N/A

For the reporting period ended August 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$71,007	$2,610

C	—	4,777

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”). The Core Fund and the Money Market Fund are each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended August 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$327,092,322	$438,532,307

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the reporting period ended August 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ —	$162,091,961	$161,965,969	$—	$—	$125,992	125,992	$156,187

PGIM Institutional Money Market Fund(1)(b)(wa)

20,966,976	5,000	20,970,246	(4,689)	2,959	—	—	12,022	(2)

$20,966,976	$162,096,961	$182,936,215	$(4,689)	$2,959	$125,992		$168,209

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Tax-Exempt Income	Total Dividends and Distributions

$1,526	$—	$—	$26,041,298	$26,042,824

PGIM Muni High Income Fund 53

Notes to Financial Statements (continued)

For the year ended August 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Tax-Exempt Income	Total Dividends and Distributions

$6,501	$—	$—	$30,167,236	$30,173,737

For the year ended August 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax Exempt Income

$—	$—	$10,518,713(a)

(a)	Includes timing difference of $192,002 for dividends payable.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$718,528,433	$4,995,886	$(58,176,395)	$(53,180,509)

The difference between GAAP and tax basis was primarily attributable to losses on wash sales, the difference between financial and tax reporting with respect to accretion of market discount, mark-to-market futures contracts and defaulted securities.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of August 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$56,296,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at

$0.01 par value per share, currently divided into five classes, designated Class A, Class B, Class C, Class Z and Class R6. The Fund currently does not have any Class B shares outstanding.

As of August 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

R6	1,241	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	7	74.8

PGIM Muni High Income Fund 55

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A

Year ended August 31, 2023:

Shares sold	5,450,213	$49,328,246

Shares issued in reinvestment of dividends and distributions	1,261,334	11,376,423

Shares purchased	(10,995,702)	(99,270,644)

Net increase (decrease) in shares outstanding before conversion	(4,284,155)	(38,565,975)

Shares issued upon conversion from other share class(es)	763,071	6,922,510

Shares purchased upon conversion into other share class(es)	(875,140)	(7,977,778)

Net increase (decrease) in shares outstanding	(4,396,224)	$(39,621,243)

Year ended August 31, 2022:

Shares sold	7,407,918	$75,528,757

Shares issued in reinvestment of dividends and distributions	1,184,102	11,881,925

Shares purchased	(9,456,776)	(94,320,392)

Net increase (decrease) in shares outstanding before conversion	(864,756)	(6,909,710)

Shares issued upon conversion from other share class(es)	855,608	8,591,462

Shares purchased upon conversion into other share class(es)	(652,329)	(6,593,747)

Net increase (decrease) in shares outstanding	(661,477)	$(4,911,995)

Class C

Year ended August 31, 2023:

Shares sold	364,104	$3,296,363

Shares issued in reinvestment of dividends and distributions	104,046	937,337

Shares purchased	(1,274,028)	(11,505,093)

Net increase (decrease) in shares outstanding before conversion	(805,878)	(7,271,393)

Shares purchased upon conversion into other share class(es)	(700,951)	(6,358,056)

Net increase (decrease) in shares outstanding	(1,506,829)	$(13,629,449)

Year ended August 31, 2022:

Shares sold	574,911	$5,704,206

Shares issued in reinvestment of dividends and distributions	116,223	1,167,543

Shares purchased	(1,210,102)	(11,960,602)

Net increase (decrease) in shares outstanding before conversion	(518,968)	(5,088,853)

Shares purchased upon conversion into other share class(es)	(650,537)	(6,477,874)

Net increase (decrease) in shares outstanding	(1,169,505)	$(11,566,727)

Share Class	Shares	Amount

Class Z

Year ended August 31, 2023:

Shares sold	14,891,159	$134,365,022

Shares issued in reinvestment of dividends and distributions	1,073,540	9,662,605

Shares purchased	(22,819,707)	(204,948,472)

Net increase (decrease) in shares outstanding before conversion	(6,855,008)	(60,920,845)

Shares issued upon conversion from other share class(es)	907,773	8,258,321

Shares purchased upon conversion into other share class(es)	(147,726)	(1,338,556)

Net increase (decrease) in shares outstanding	(6,094,961)	$(54,001,080)

Year ended August 31, 2022:

Shares sold	17,097,005	$171,445,569

Shares issued in reinvestment of dividends and distributions	1,251,425	12,564,239

Shares purchased	(29,422,975)	(290,211,395)

Net increase (decrease) in shares outstanding before conversion	(11,074,545)	(106,201,587)

Shares issued upon conversion from other share class(es)	649,939	6,524,123

Shares purchased upon conversion into other share class(es)	(989,889)	(10,382,611)

Net increase (decrease) in shares outstanding	(11,414,495)	$(110,060,075)

Class R6

Year ended August 31, 2023:

Shares sold	2,476,603	$22,347,207

Shares issued in reinvestment of dividends and distributions	198,110	1,784,647

Shares purchased	(3,213,602)	(28,880,663)

Net increase (decrease) in shares outstanding before conversion	(538,889)	(4,748,809)

Shares issued upon conversion from other share class(es)	64,440	584,669

Shares purchased upon conversion into other share class(es)	(9,883)	(91,110)

Net increase (decrease) in shares outstanding	(484,332)	$(4,255,250)

Year ended August 31, 2022:

Shares sold	3,172,899	$31,627,425

Shares issued in reinvestment of dividends and distributions	171,014	1,706,707

Shares purchased	(2,261,120)	(22,074,694)

Net increase (decrease) in shares outstanding before conversion	1,082,793	11,259,438

Shares issued upon conversion from other share class(es)	787,033	8,338,647

Net increase (decrease) in shares outstanding	1,869,826	$19,598,085

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

PGIM Muni High Income Fund 57

Notes to Financial Statements (continued)

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/30/2022 – 9/28/2023	10/1/2021 – 9/29/2022

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Subsequent to the reporting period end, the SCA has been renewed and effective September 29, 2023 will provide a commitment of $1,200,000,000 through September 26, 2024. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended August 31, 2023. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $5,168,000, borrowed at a weighted average interest rate of 6.16%. The maximum loan outstanding amount during the period was $5,168,000. At August 31, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s Prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

PGIM Muni High Income Fund 59

Notes to Financial Statements (continued)

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had, and future public health epidemics may have an impact on the Fund’s investments and net asset value, and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Future public health epidemics may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. Municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics,

PGIM Muni High Income Fund 61

Notes to Financial Statements (continued)

social unrest and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 4 and Shareholders of PGIM Muni High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Muni High Income Fund (the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2023, for the period May 01, 2021 through August 31, 2021 and for the year ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the two years in the period ended August 31, 2023, for the period May 01, 2021 through August 31, 2021 and for the year ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2020 and the financial highlights for each of the periods ended on or prior to April 30, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Muni High Income Fund 63

Tax Information (unaudited)

We are advising you that during the year ended August 31, 2023, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share

	Class A	Class C	Class Z	Class R6

Tax-Exempt Dividends	$0.33	$0.26	$0.35	$0.36

In January 2024, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2023.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments, the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 7-9, 2023, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Muni High Income Fund 65

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 99	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 100	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Muni High Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 97	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 100	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 100	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 97	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 100	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Muni High Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 100	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 100	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Muni High Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM Muni High Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the trustee/director. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Muni High Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Muni High Income Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”)and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

[1]	PGIM Muni High Income Fund is the sole series of Prudential Investment Portfolios 4.

PGIM Muni High Income Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which

PGIM Muni High Income Fund

Approval of Advisory Agreements (continued)

is affiliated with PGIM Investments),and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund /Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Visit our website at pgim.com/investments

Net Performance	1 Year	3 Years	5 Years	10 Years

	2nd Quartile	2nd Quartile	2nd Quartile	2nd Quartile

Actual Management Fees: 3rd Quartile

Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its custom benchmark index over all periods.

•	The Board also noted that the Fund outperformed the Lipper High Yield Municipal Debt Funds Universe median for the one-year period.

•

The Board also considered PGIM Investments’ assertions that the Fund has strong returns over the long term as demonstrated by its 10-year performance, and that gross of fees, the Fund outperformed its custom benchmark in six of the last nine calendar years.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses),caps total annual fund operating expenses after fee waivers and/or expense reimbursements to 0.58%of average daily net assets for Class Z shares, and 0.49% of average daily net assets for Class R6 shares through December 31, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Muni High Income Fund

∎	MAIL	∎	TELEPHONE	∎	WEBSITE

	655 Broad Street		(800) 225-1852		pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec. gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C.Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Muni High Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM MUNI HIGH INCOME FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PRHAX	PHICX	PHIZX	PHIQX

CUSIP	74440M104	74440M302	74440M401	74440M609

MF133E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended August 31, 2023 and the fiscal year ended August 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the registrant’s principal accountant, billed the registrant $39,500 and $39,500, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2023 and August 31, 2022: none.

(c) Tax Fees

For the fiscal years ended August 31, 2023 and August 31, 2022: none.

(d) All Other Fees

For the fiscal years ended August 31, 2023 and August 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2022

4(b)	Not applicable.	Not applicable.

4(c)	Not applicable.	Not applicable.

4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2023 and August 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 4

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 17, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	October 17, 2023